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                                                            EXHIBIT 4

                UNOCAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
   INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES


Documents incorporated by reference:


Common Stock, par value             Certificate of Incorporation and Bylaws,
$1.00 per share                     see Exhibit 3 on the Exhibit Index.

Stock Purchase Rights               Filed in Unocal's current report on Form
                                    8-K dated January 29, 1990.

Shelf registration statement        Filed in Union Oil Company of California and
                                    Unocal Corporation Form S-3, #33-1924 and
                                    #33-1924-01, Exhibit 4.1, dated
                                    December 11, 1985.

9-3/4% Notes due 1994               Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to above Form S-3, dated March 3, 1986.

8-1/2% Notes due 1994               Filed in Union Oil Company of California and
8-3/4% Notes due 1997               Unocal Corporation Prospectus Supplement to
                                    above Form S-3, dated March 23, 1987.

9.00% Notes due 1993                Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to above Form S-3, dated April 25, 1988.

Shelf registration statement        Filed in Union Oil Company of California and
                                    Unocal Corporation Form S-3, #33-21825 and
                                    #33-21825-01, dated May 13, 1988.  Also,
                                    constitutes Post-effective Amendment no. 2 with respect to above Form S-3, #33-1924 and #33-1924-01.

Medium-Term Notes,                  Filed in Union Oil Company of California and
 Series A                           Unocal Corporation Prospectus Supplement to
                                    above Form S-3, dated September 19, 1988.

9.625% Notes due 1995               Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to above Form S-3, dated May 7, 1990.

9.75% Notes due 2000                Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to
                                    above Form S-3, dated November 15, 1990.
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                UNOCAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
   INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES
                                  (CONTINUED)

Documents incorporated by reference:


Shelf registration statement        Filed in Union Oil Company of California
                                    and Unocal Corporation Form S-3, #33-38505
                                    and #33-38505-01, dated January 2, 1991.
                                    Also, constitutes Post-effective Amendment
                                    no. 1 with respect to above Form S-3, #33-
21825
                                    and #33-21825-01.

Medium-Term Notes,                  Filed in Union Oil Company of California and
 Series B                           Unocal Corporation Prospectus Supplements to
                                    above Form S-3, dated January 30, 1991 and
                                    February 18, 1994.

9.25% Debentures due 2003           Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to above Form S-3, dated January 31, 1991.

9.125% Debentures due 2006          Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to above Form S-3, dated February 12, 1991.

8.75% Notes due 2001                Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to above Form S-3, dated August 14, 1991.

6.375% Notes due 2004               Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to above Form S-3, dated February 1, 1994.



   Any instrument defining the rights of security holders with respect to nonregistered long-term debt not being filed on the basis that the amount of securities authorized does not exceed 10 percent of the total assets of the company and subsidiaries on a consolidated basis will be furnished to the Commission upon request.